UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

NUVALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40671	81-5112298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nuvalent, Inc.

One Broadway, 14th Floor, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

(857) 357-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 22, 2024, Nuvalent, Inc. announced the initiation of HEROEX-1, its Phase 1a/1b clinical trial evaluating its novel HER2-selective inhibitor, NVL-330, for pre-treated patients with HER2-altered non-small cell lung cancer, with the dosing of the first patient in the trial. The HEROEX-1 trial will evaluate the overall safety and tolerability of NVL-330. Additional objectives include determination of the recommended Phase 2 dose, characterization of the pharmacokinetic profile, and preliminary evaluation of anti-tumor activity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvalent, Inc.

Date: July 22, 2024	By:	/s/ Deborah A. Miller
Deborah A. Miller, Ph.D.
Chief Legal Officer and Secretary